SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 4, 2000

                            REGENCY AFFILIATES, INC.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     01-7949                72-0888772
       (State Or Other               (Commission              (IRS Employer
       Jurisdiction Of                File Number)           Identification No.)
        Incorporation)

                            729 South Federal Highway
                                    Suite 307
                              Stuart, Florida 34994
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (561) 220-7662



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Item 5. Other Events and Regulation FD Disclosure.


     Regency Affiliates, Inc. (the "Company") announced that it has closed its Omaha, Nebraska administration office as of December 3, 2000. The new contact telephone number in Stuart, Florida is 561-220-7662.

     Additionally, Linda Kwan has been elected as chief financial officer of the Company, replacing Larry Horbach. Jackie Teske has been elected as Secretary of the Company replacing Eunice Antosh.

     Transfer  Online  has been  named  as the  transfer  agent of the  Company,
replacing   Eunice  Antosh.   The  telephone   number  for  Transfer  Online  is
503-227-2950.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             REGENCY AFFILIATES, INC.

                                             By__________________________
                                               Jackie Teske, Secretary

Date:    January 5, 2001